UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 25, 2008

                                -----------------

                               JADE ART GROUP INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                   333-137134                   71-1021813
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                             #35, Baita Zhong Road,
             Yujiang County, Jiangxi Province, P.R. of China 335200
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          (Address of Principal Executive Offices, including Zip Code)

                               011-86-701-5881082
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement

Item 8.01       Other Events

      On February 25, 2008, Jade Art Group Inc., a Nevada corporation ("we" or the "Company"), announced its entry into two sale agreements totaling US$9.7 million for the distribution of raw jade.

      The first agreement, dated as of February 22, 2008, between our wholly-owned Chinese subsidiary, Jiangxi SheTai Jade Industrial Co., Ltd. ("JST"), and YangZhou GuoCui Jade ("YZGC") commits YZGC to purchase a total of 1,000 tons of raw jade of various qualities from our subsidiary for US$3.3 million over the next six months. The second agreement, also dated as of February 22, 2008, is between JST and ShenZhen HongDa Craftwork Ltd. ("SZHD") and commits SZHD to purchase a total of 2,000 tons of raw jade of various qualities from our subsidiary for US$6.4 million over the next six months. YZGC and SZHD are responsible for the shipping of the raw jade material, as well as any associated costs. JST will receive 30% of the contracted value of each shipment before delivery, with the balance paid upon final inspection and approval by YZGC and SZHD, as the case may be.

      Our subsidiary's ability to perform under these sale agreements depends upon the availability and timeliness of the raw jade material supplied to it from the SheTai Jade mine, located in Wulateqianqi, China, under its 50-year exclusive distribution rights agreement previously disclosed in our Current Report on Form 8-K filed with the Commission on January 22, 2008. Because the mine is operated by a third party outside its control, JST is subject to (and may be adversely affected by) the risks of delay, stoppage or other production difficulties associated with such a third-party supplier relationship. Under both agreements, failure by JST to deliver raw jade purchased by either YZGC or SZHD, as the case may be, results in JST paying a penalty equal to 0.3% of the dollar value of the quantity of raw jade not delivered, based upon the contract price, up to a maximum penalty payable of 30% of total consideration under the contract for such order.

      A copy of the forms of sale agreements are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference, and the summary of these sale agreements in this Form 8-K is qualified in its entirety by reference thereto. The press release, dated February 25, 2008, announcing our entry into these sales agreements is filed as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits.

(c)   Exhibits

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Form of press release, dated February 25, 2008, announcing sales agreements totaling US$9.7 million.
    Exhibit 10.1 Form of sales agreement (Contract No. 2008 ST 0001), dated as of February 22, 2008.
    Exhibit 10.2 Form of sales agreement (Contract No. 2008 ST 0002), dated as of February 22, 2008.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008                JADE ART GROUP INC.


                                       By: /s/ Hua-Cai Song
                                           -------------------------------------
                                           Hua-Cai Song, Chief Executive Officer

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                                  Exhibit Index

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Form of press release, dated February 25, 2008, announcing sales agreements totaling US$9.7 million.

    Exhibit 10.1 Form of sales agreement (Contract No. 2008 ST 0001), dated as of February 22, 2008.

    Exhibit 10.2 Form of sales agreement (Contract No. 2008 ST 0002), dated as of February 22, 2008.